UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2006

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

2005 Stock Incentive Plan – Form Agreements

On November 15, 2006, the Compensation Committee of the Board of Directors of Avid Technology, Inc. (the “Company”) adopted the following form agreements for equity awards under the Company’s 2005 Stock Incentive Plan:

•	Restricted Stock Unit Award Terms and Conditions;
•	Restricted Stock Award Terms and Conditions; and
•	Nonstatutory Stock Option Grant Terms and Conditions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2006	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Page Parisi Paige Parisi Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*#10.1	Form of Restricted Stock Unit Award Terms and Conditions.
*#10.2	Form of Restricted Stock Award Terms and Conditions.
*#10.3	Form of Nonstatutory Stock Option Grant Terms and Conditions.

_________________________________________

* Documents filed herewith

# Management contract or compensatory plan

4